UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Dror Ortho-Design, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51783	85-0461778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shatner Street 3 Jerusalem, Israel	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 (0)74-700-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2023, Dror Ortho-Design, Inc. (the “Company”) filed a certificate of correction (the “Certificate of Correction”) to the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. The Certificate of Designations erroneously stated that the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) had no voting rights. This contravened the Company’s Amended and Restated Certificate of Incorporation, which provides that the Company shall not have the power or authority to issue any shares of capital stock without voting power. The Certificate of Correction corrects this typographical error to the Certificate of Designations by modifying Section 4 of the Certificate of Designations to state that, except as otherwise provided therein or as required by applicable law, holders of the Preferred Stock shall be entitled to vote with holders of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) on all matters that such holders of Common Stock are entitled to vote upon, in the same manner and with the same effect as the holders of Common Stock, voting together with the holders of Common Stock as a single class. The Certificate of Correction further provides that each share of Preferred Stock shall entitle the holder thereof to cast that number of votes per share of Preferred Stock equal to the number of shares of Common Stock into which such share of Preferred Stock is convertible into pursuant to Section 6 of the Certificate of Designations (after giving effect to any applicable limitation on conversion under Section 6(e) thereof).

The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Report.

Exhibit No.	Description
3.1*	Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Dror Ortho-Design, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dror Ortho-Design, Inc.

Dated: November 14, 2023	By: /s/ Eliyahu (Lee) Haddad
Name: Eliyahu (Lee) Haddad
Title: Chief Executive Officer